EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan B. Catherall and Barbara L. Blackford, and each of them, with the power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, and in any and all capacities, (i) to sign the Registration Statement on Form S-3 with regard to the warrants issued in connection with the Senior Subordinated Notes Due 2009 (the "S-3"), (ii) to sign any amendments or supplements to the S-3, and (iii) to file any of the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned have caused this Power of Attorney to be executed as of this 12th day of March 2001, which may be executed in counterparts.



/s/  W.  Chris  Blane
---------------------
W.  Chris  Blane,  Director


     /s/  Thomas  M.  Dougherty
     --------------------------
     Thomas  M.  Dougherty,  Director,  President  and  CEO


/s/  Thomas  D.  Body  III
--------------------------
Thomas  D.  Body,  III,  Director  and
V.P.  of  Strategic  Development


 /s/  Robert  A.  Ferchat
     ------------------------
     Robert  A.  Ferchat,  Director


/s/  Gill  Cogan
----------------
Gill  Cogan,  Director


     /s/  Barry  Schiffman
     ---------------------
     Barry  Schiffman,  Director
/s/  John  R.  Dillon
---------------------
John  R.  Dillon,  Director
     ---------------------